Analyst Investor Event SAGES Conference Nashville, TN April 17, 2015 Webcast at: http://ir.transenterix.com/events.cfm Exhibit 99.1

Forward Looking Statement
2
Any statements contained in this presentation that do not describe historical facts, including statements about the beliefs and expectations of TransEnterix, Inc. (“TransEnterix,” "we" or "our")
and other statements regarding our future plans and goals, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expect," "anticipate," "future," "intend,"
"plan," "believe," "estimate," "confident" and similar statements. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether the SurgiBot system's 510(k) application(s) will be will be submitted by mid-2015 or cleared by the U.S. FDA, the pace of adoption of our products by surgeons, the success and market opportunity of our products, most notably the SurgiBot system, the effect on our business of existing and new regulatory requirements, and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with TransEnterix's business, please review our filings with the
Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 20, 2015, and other filings we make with the SEC. You are cautioned not to place undue reliance on these forward looking statements, which are based on our expectations as of the date of this presentation and speak only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-
looking statement, whether as a result of new information, future events or otherwise.

•
Corporate Update
– Todd M. Pope, CEO TransEnterix
•
Surgeon Speakers
– Dr. Helmuth Billy, Ventura, CA
– Dr. Raymond Leveillee, Miami, FL
– Dr. Juan-Carlos Verdeja, Miami, FL
•
Q&A
•
SurgiBot System Demo
Agenda

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

Powered and Robotically-enabled
Next-generation Platform
The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
SurgiBot
TM

Investment Highlights

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
• Surgical robotics
Focus
• Developing patient-side robotic platform: SurgiBot
Technology
• Addresses unmet needs in today’s robotic offerings
• Cost effective
• Broad procedure applicability
Solution
• Large addressable market – ~2M US procedures
Market
• Strong management team
Experience

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
Improved surgeon
ergonomics
Benefits of
Surgical
Robotics
Advanced
visualization
Improved
dissection and
retraction strength
Enhanced precision
and control
Benefits of Surgical Robotics

SurgiBot
First Patient-side Robotic Platform

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
Surgeon scrubbed-in
Easily repositioned for multi-
quadrant surgery
Flexible, articulating channels &
instruments
Steerable 3DHD
Small, mobile platform
Cost effective platform

8 3DHD Optics/Cart SurgiBot First Patient -side Robotic Platform SurgiBot System

Bariatric Surgery
Cholecystectomy
Colorectal
Gynecology/Urology
Targeted US
Procedures
160K
1,140K
363K
230K
Source: Millennium Research Group US Markets Laparoscopic Devices 2014
~2M US
Laparoscopic
Procedures
Procedure Market Opportunity
The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

Hospital Market Opportunity

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
•
•
•
Hospitals without
Robotic Capability
Hospitals with
Robotic Capability
•
•
•
•
•
Current robotic offerings
are not cost effective
Surgery centers –
untapped market for
robotics
Losing market share to
robotic facilities
Large underpenetrated
OUS opportunity
System price
Limited procedure volume
Invested in the strategic
and competitive value of
robotic surgery
ROI expectations
changing/under pressure
Potential for
diversification of robotic
solutions
Procedures
Price
Facilities
•
•
•
•

Significant Base of Underserved Hospitals

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
Mid/Small
Hospitals
•
>3,000 w/ <300
beds
•
>80% lack robotic
offering
•
Losing market share
to robotic facilities
•
Represent >800K
target annual
procedures
Surgery Centers
•
~5,000 in US
•
Economics driving
rapid procedure
growth
•
SurgiBot System will
offer versatility and
cost benefits

Surgical Robotics
>$2B Revenue
High Growth
Combining Advanced Technology AND
Maximizing Value
Price

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.
Traditional
Laparoscopy
>$10B Revenue
Low Growth

•
510(k) pathway
•
Successfully completed GLP
labs
•
Low-risk testing and
documentation in-process
•
510(k) Submission on track
for mid-2015
Regulatory Update

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

– Helmuth Billy, MD, Ventura, CA
– Raymond Leveillee, MD FRCS-G, Miami, FL
– Juan-Carlos Verdeja, MD FACS, Miami, FL
Surgeon Speakers

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

Helmuth Billy, MD
Ventura, CA

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• General & Bariatric Surgeon
• Laparoscopic training at Cedars-
Sinai, USC
• Private Practice
• Ventura and Oxnard, CA
• Primarily operate at St. John’s
Regional and Community Memorial
• Operate at freestanding outpatient
surgery center
• Visiting Consultant Surgeon,
Hamad Hospital, Doha, Qatar
2012-present
Helmuth Billy, MD
Experience & Background

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• 21 years laparoscopic experience
• Routine laparoscopic procedures are:
– Cholecystectomy
– Gastric Sleeve
– Gastric Bypass
– Colons
– Hernia repair
– Appendectomy
• Robotic Experience:
– Trained, but not currently using
Helmuth Billy, MD
MIS Practice

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

Efficient to set up and dock, keeps room turnover time low
Ease of use amongst multiple ORs within a day
Quick learning curve… second case was total OR time of
38 minutes
Preserves multiport lap skills already learned
Eliminates need for almost any assistance
Helmuth Billy, MD
SurgiBot System Assessment

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• OR Efficiency
• Application for broad range of general surgery procedures
• Reducing number of incisions is attractive to patients
• May consolidate significant volume to facility that acquires
Helmuth Billy, MD
How SurgiBot System Fits My Practice

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

Raymond Leveillee, MD FRCS-G
Miami, FL

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• Urologist
• Trained at UMASS Medical,
Brown University
• MIS Fellowship U of Minnesota
• Dept appointments in Urology,
Radiology, and Biomedical
Engineering
• Academic Medical Center
• University of Miami, 20+ years
• Past President Southeast
Section of AUA
• Alt. Rep, AUA BOD
Raymond Leveillee, MD FRCS-G
Experience & Background

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• 26 years laparoscopic experience
• Routine laparoscopic procedures are:
– Nephrectomies
– Prostatectomies
– Pyeloplasties
– Adrenalectomy
– Reconstruction
• Laparoscopic and Robotic Fellowship Director 99-14
• Robotic Experience:
– 14 years, over 1,000 cases
Raymond Leveillee, MD FRCS-G
MIS Practice

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• Value in robotic system that keeps surgeon in
sterile field
• Lower cost system for smaller hospitals and for
benign and some malignant conditions
• Overcomes limitations of single port surgery
• Adjustable triangulation
• Clutching is a major benefit in improving
ergonomics of single port lap surgery
• A hybrid… combines lap experience with robotic
assistance
Raymond Leveillee, MD FRCS-G
SurgiBot System Assessment

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• Being in sterile field for key maneuvers
• Value in multiple Urologic surgeries
• Replicates lap approach that many urologists still prefer for renal procedures
• Urologists eager for robotic alternatives
Raymond Leveillee, MD FRCS-G
How SurgiBot System Fits My Practice

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

Juan-Carlos Verdeja, MD FACS
Miami, FL

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• General Surgeon
• Trained at U of Miami
• Authored first report in world's
literature on Laparoscopic Colon
Surgery
• Primarily operate at three hospitals
in Baptist Health South Florida
• Director of General Surgery
Division of Baptist Health Medical
Group
• Director of Minimally Invasive
Surgery, Associate Professor and
Affiliate Dean at FIU College of
Medicine
Juan-Carlos Verdeja, MD FACS
Experience and Background

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• 25 years laparoscopic experience, >10K cases
• Routine laparoscopic procedures are:
– Cholecystectomy
– Colectomy
– Appendectomy
– Hernia Repair
• Robotic Experience:
– Nissen Fundoplication
– Splenectomy
– Gastrectomy
Juan-Carlos Verdeja, MD FACS
MIS Practice

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• 3DHD is vital and significant benefit
• Being in sterile field is important
• Strength of flexible instruments is outstanding
• Maintains the best approach for single site surgery with
excellent triangulation
• Laparoscopic motion is natural after >10K cases
Juan-Carlos Verdeja, MD FACS
SurgiBot System Assessment

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.

• Can be the primary tool for single port cholecystectomy
• Extends approach to other procedures with additional vision and strength
• Opportunity at smaller hospitals and surgery centers in
Baptist Health Network
Juan-Carlos Verdeja, MD FACS
How SurgiBot System Fits My Practice

The SurgiBot System is currently in development and has not yet been cleared by the FDA for sale in the United States or by other regulatory authorities for sale outside the United States.